Events after the reporting date	12 Months Ended
Dec. 31, 2025
Disclosure Of Events After Reporting Period [Abstract]
Events after the reporting date	Events after the reporting date
The Company has evaluated, for potential recognition and disclosure, events that occurred prior to the date at which the consolidated financial statements were authorized for issuance.

On January 23, 2026, the Company entered into an amendment (the “2026 Amendment”) to the Perceptive Credit Agreement. The 2026 Amendment provides for, among other things, $25.0 million of additional term loan commitments consisting of (i) an additional $12.5 million tranche of term loan commitments (“Tranche C”), which may be drawn subject to certain customary conditions, and (ii) an additional $12.5 million tranche of term loan commitments (“Tranche D”), which may be drawn at such time as the Company’s revenue for a trailing twelve-month period exceed $85.0 million and otherwise subject to customary conditions. Tranche C and Tranche D, if drawn, will have terms and conditions consistent with the Company’s existing term loans, will bear interest at rate per annum equal to Term SOFR (floored at 4% per annum) + 6.25% and will mature in 2029. In connection with the 2026 Amendment, the Company amended and restated the warrant certificate in order to issue to Perceptive Credit Holdings IV, LP the right to purchase an additional 75,000 ordinary shares, which right is exercisable immediately. The Warrant Certificate also grants Perceptive Credit Holdings IV, LP the right to purchase an additional (1) 100,000 ordinary shares, which right will become exercisable upon the Company’s draw down of the Tranche C under the Perceptive Credit Agreement and (2) another 100,000 ordinary shares, which right will become exercisable upon the Company’s draw down of the Tranche D under the Perceptive Credit Agreement.
In 2026, through its ATM program, the Company has sold, from its treasury shares, 2,795,485 ordinary shares for total gross proceeds of $14.3 million